UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2018

Main Street Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 350-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01              Other Events.

On March 1, 2018, in accordance with the Indenture dated as of April 2, 2013, as amended and supplemented by the First Supplemental Indenture dated as of April 2, 2013 (as amended, the “Indenture”), between Main Street Capital Corporation (“Main Street”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), Main Street provided notice to the Trustee of Main Street’s election to exercise its option to redeem (the “Redemption”) all of the issued and outstanding 6.125% Notes due 2023 (CUSIP No. 56035L302; NYSE: MSCA) (the “Notes”) and instructed the Trustee to deliver, on Main Street’s behalf, notice to the holders of the Notes regarding the Redemption.  Main Street will redeem all $90,655,275 in aggregate principal amount of the Notes on April 1, 2018 (the “Redemption Date”).  The Notes will be redeemed at 100% of their principal amount ($25 per Note), plus the accrued and unpaid interest thereon from January 1, 2018, through, but excluding, the Redemption Date (the “Redemption Price”). As the Redemption Date falls on a day that is not a business day, pursuant to the Indenture, the Redemption Price will be paid on April 2, 2018, the next succeeding business day, and no additional interest will accrue from the Redemption Date through April 2, 2018.  A copy of the notice sent to the Trustee is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On March 1, 2018, Main Street issued a press release announcing the Redemption. A copy of such press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information disclosed herein, including Exhibit 99.1 and Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

99.1	Notice of Redemption of 6.125% Notes due 2023

99.2	Press release dated March 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: March 1, 2018	By:		/s/ Jason B. Beauvais
		Name:	Jason B. Beauvais
		Title:	General Counsel